Exhibit 99.2

 2Q14 Investor UpdateMay 2014  NASDAQ: CASH

 Forward Looking Statements  Corporate Profile: Meta Financial Group, Inc.®, (“Meta Financial” or the “Company”) and its wholly-owned subsidiary, MetaBank™ (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. The following factors, among others, could cause the Company’s financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Orders entered into by the Company and the Bank with the Office of Thrift Supervision (the functions of which were transferred to the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve) and any other such regulatory actions which may be initiated; the impact of changes in financial services’ laws and regulations, including but not limited to our relationship with our regulators, the OCC and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are contained in the Company’s periodic filings with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.Other important information about the Company is available at http://www.metafinancialgroup.com  *

Meta Management



J. Tyler Haahr
Chairman and Chief Executive Officer, Meta Financial Group
Tyler Haahr has been with Meta Financial Group since March 1997. Previously he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.



Brad C. Hanson
President, Meta Financial Group and MetaBank
Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.



Glen W. Herrick
Chief Financial Officer, Meta Financial Group and MetaBank
Glen Herrick was appointed EVP & Chief Financial Officer in October 2013 after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

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 Who we are …  Loans *Strong Economy and Local Markets  $1,434 MNetSpendMoney NetworkBlackhawkSeveral Dozen Others  *  $415 MIowaSouth Dakota  MetaBank  Retail Bank  Meta Payment Systems  Meta Financial Group  Deposits **Business Partners   * Quarter End – Net ALL ** Quarter Average *** Quarter End March 31, 2014

Who we are …

- **Meta Financial Group:** (NASDAQ: CASH)
  - Added to Russell 2000 Index in June 2013
  - Top 5 in ***ABA Banking Journal's*** annual Performance Ranking for $1B-$10B banks (May 2013)
  - #7 ranked U.S. bank for fee income per ***Bank Director*** magazine's 4th Quarter 2013 edition
  - Sandler O'Neill's Small-Cap All Star list (September 2012)
  - Added to NASDAQ's ABA Community Bank Index (ABQI) in December 2013
  - Unique and relatively fixed cost of funds advantage (<15 bps)

- **Retail Bank**
  - Growing community bank
  - Strong local economy
  - 11 branch locations in Iowa and South Dakota
  - 30% year-over-year loan growth

- **Meta Payment Systems (MPS)**
  - Dynamic payment systems division
  - A top prepaid card issuer in US
  - Strong deposit growth
  - Nationally focused

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Strategic Goals

Meta Financial Group

- Grow MPS Division
  - Scalable operating infrastructure
  - Leverage low/no cost funds
  - Diverse product set: reloadable, payroll, gift, incentive, virtual, travel
  - MPS "financial inclusion" programs for unbanked, underbanked
- Exercise "Early Adopter" advantage in regulatory compliance
- Maintain strong credit and investment quality
- Emphasize asset diversification, yield enhancement and strong, high quality loan growth
- Develop new product initiatives – payments, deposits and credit



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Compliance and Oversight Systems

Meta Financial Group

- Early adopter of sophisticated compliance systems
- Investments in program design, training and technology
  - Implemented enhanced BSA/AML technology
  - Enhanced infrastructure to support growth with moderating expenses
  - Shifting focus to business development opportunities
- High competitive barriers to entry
  - Expertise, Capital, Compliance
  - Operational infrastructure
  - High start-up costs
- Substantial progress with OCC



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Growing our business

Meta Financial Group

- Capitalizing on synergies: community banking, MPS
  - MPS provides MFG over $1.3 billion in no-cost funds
  - High growth industry segment
  - Expect material benefits as interest rates rise
- Leveraging MPS leadership in prepaid card segment
  - High growth industry with Meta having large market share
  - Meta sponsors ~70% of U.S. “white label” ATMs
  - Emergent leader in “virtual cards” for electronic settlements
  - 38 patents with over a dozen pending


PREPAID

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 Deposits and Cost of Funds  *  Avg. Deposits-$millions  Cost of Funds

Retail Bank

Meta Financial Group®

- Successful regional enterprise
  - 60 years in business
  - 11 locations in Iowa and S. Dakota
  - Growing, profitable operations
  - Strong, loyal customer base
- Diverse customer base
  - Attractive combination of retail, commercial and agricultural
- Loan growth of 30% over the last year
- Expect loan growth to be robust and accelerate in the next year
- Very strong credit quality



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 *  Where MetaBank is located  BrookingsSioux FallsStorm LakeDes Moines

Financial Highlights

Meta Financial Group

- Net Income
  - $8.15 million in fiscal 2014 YTD, +30% over prior year same period
- Strong earnings profile
  - Annualized ROAA of 1.03% and annualized ROAE of 13.04%
- Very Strong asset quality
  - NPAs markedly lower than peer group at 0.04% of total assets
- Increased market capitalization
- Capital management
  - Capital raise supports growth opportunities



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Interest Rate Risk Management

Meta Financial Group

- Positively leveraged for higher rate environment
- OCI volatile relative to peers; GAAP does not capture balance sheet true value
  - Meta mark includes ~80% of assets vs. typical "peer" at 20%
  - Unrecognized value of low or zero cost deposits
- Expect securities portfolio yield and Net Interest Margin (NIM) to continue to increase given current interest rate environment
- Additional reinvestment opportunity in up environment
  - $9MM to $11MM per month in MBS run-off
  - New deposits generated by MPS deployed at higher rates
- NIM up 5 bps over the prior quarter and 35 bps in the last 6 mos with further expansion expected based on the current interest rate environment

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Capital Management

- Successfully raised $61.0 million in new capital in 2012-13 via private placements and an ATM offering
- Maintain strong capital ratios
  - Common Equity Tier 1 capital at least 8%
  - Risk-Based over 20%
- Support growth and acquisition opportunities
  - Increase in share price gives additional acquisition capabilities



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 Earnings power while Growing equity  *   Fiscal year end of September 30

 Balance Sheet ($000s)  *     Sep10  Sep11  Sep12  Sep13  Mar13 *  Mar14*  Cash And Cash Equivalents  94,248  132,149  106,067  73,733  102,022  132,659  Investments and MBS   511,011  615,320  998,826  1,176,811  1,276,786  1,294,874  Loans Receivable Net  369,563  314,484  329,689  364,100  321,876  414,245  Other Assets  64,037  64,825  61,412  98,760  83,594  97,698   Assets  1,038,859  1,126,778  1,495,994  1,713,404  1,784,278  1,939,476                Liabilities  968,144  1,047,699  1,387,222  1,577,589  1,640,027  1,790,297  Shareholders' Equity  70,715  79,079  108,772  135,815  144,251  149,179   Liabilities and Equity  1,038,859  1,126,778  1,495,994  1,713,404  1,784,278  1,939,476  Quarter Average Fiscal Year End of September 30

 Income Statement ($000s)  *  Meta Financial Group  2010  2011  *2012  2013  **2013 Q2  **2014 Q2  Net Interest Income After Provision   17,299    34,034    32,685   36,022  18,002  21,732   Total Non Interest Income   97,444    57,491    69,574   55,503  28,505  26,650  Compensation and Benefits   32,529    30,467    31,104   34,106  17,393  18,970  Card Processing Expense   38,242    23,286    17,373    15,584   4,007  4,549  All Other Expense   24,159    29,509   26,986  24,713   12,607  12,016  Net Income (Loss) Before Taxes   19,813    8,263   26,796   17,122   7,844  9,578  Income Tax Expense (Benefit)   7,420    3,623    9,682    3,704   1,572  1,432  Net Income (Loss)   12,393    4,640    17,114    13,418   6,272  8,146   * $11.4M Gain on Sale of GNMA Securities ** Amounts are YTDFiscal Year End of September 30

 Total Assets  *  Quarter Average Fiscal Year End of September 30   19.72% CAGR  $millions

 Total Net Loans  *  Quarter AverageFiscal Year End of September 30   $millions

 Non-Performing Assets  *   Fiscal Year End September 30   $millions of non-performing assets  % of total assets

 Total Revenue  *   * $11.4M Gain on Sale of GNMA Securities  $millions   Fiscal Year End September 30

Meta Value Proposition

Meta Financial Group

- Leading issuer of prepaid debit cards
  - Springboard into other products and services
- Strong capital position
  - Capacity to fund our growth objectives
- Stable, low cost funding advantage
- Steady dividend policy
- Potential for upward trend in earnings
  - Normalized interest rates
  - Asset diversification
  - ~85% of deposits are low or no-cost



Mar 31, 2014: CASH 44.85
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*  NASDAQ: CASH